UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Report of Event occurring on June 5, 2001


                         Commission File No. 33-55254-01
                                             -----------



                                W-WAVES USA, INC.


         NEVADA                                    87-0467339
--------------------------------          -----------------------------------
(State or other jurisdiction              (I.R.S. Employer Identification
of incorporation or organization)          Number)

Les Tours Triomphe
2500, Boulevard Daniel-Johnson
Suite 1108
Laval (Quebec) Canada H7T 2PC
--------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code (450) 686-6993
                                                  ---------------


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ITEM 5.  Other Events and Regulation FD Disclosure.

On June 5, 2001, Robert L Veronneau resigned as Secretary and a Director of the Board of Directors for W-WAVES USA, Inc. A letter of resignation was sent by facsimile on that date and then hand delivered on June 6, 2001. No specific reason for the resignation was given in the letter. Mr. Veronneau requested that the United States Securities and Exchange Commission be notified of this action.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   W-WAVES USA, Inc.
                                   -----------------
                                   (Registrant)



Date: June 7, 2001          By \s\ Victor LaCroix
     -------------------       -------------------------
                            President and Director W-WAVES
                            USA, Inc.


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